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Scudder High-Yield Tax-Free Fund

Classes A, B and C

Annual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder High-Yield Tax-Free Fund	Nasdaq Symbol	CUSIP Number
Class A	NOTAX	811170-307
Class B	NOTBX	811170-406
Class C	NOTCX	811170-505

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary May 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder High-Yield Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	6.97%	5.18%	6.10%	6.62%
Class B(a)	6.14%	4.36%	5.22%	5.68%
Class C(a)	6.16%	4.35%	5.21%	5.68%
Lehman Brothers Municipal Bond Index++	6.50%	5.80%	6.28%	6.75%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 5/31/02	$ 12.55	$ 12.56	$ 12.56
5/31/01	$ 12.39	$ 12.40	$ 12.40
Distribution Information: Twelve Months: Income Dividends	$ .69	$ .59	$ .59
May Income Dividend	$ .0556	$ .0475	$ .0479
SEC 30-day Yield+	4.65%	4.08%	4.10%
Current Annualized Distribution Rate+	5.39%	4.61%	4.64%
Tax Equivalent Yield+	8.78%	7.50%	7.56%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended May 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income rate of 38.6%. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings* - High Yield Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	9	of	75	12

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; rankings for share classes may vary.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder High-Yield Tax-Free Fund - Class A -- Lehman Brothers Municipal Bond Index++

Yearly periods ended May 31

Comparative Results (Adjusted for Sales Charge)*
Scudder High-Yield Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,216	$11,111	$12,843	$18,124
	Average annual total return	2.16%	3.58%	5.13%	6.13%
Class B(c)	Growth of $10,000	$10,314	$11,169	$12,795	$17,375
	Average annual total return	3.14%	3.75%	5.05%	5.68%
Class C(c)	Growth of $10,000	$10,616	$13,361	$12,890	$17,369
	Average annual total return	6.16%	4.35%	5.21%	5.68%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,650	$11,841	$13,557	$19,216
	Average annual total return	6.50%	5.80%	6.28%	6.75%

The growth of $10,000 is cumulative.

* Returns and rankings during the 1-, 3-, 5- and 10-year periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
a Returns shown for Class A, B and C shares for the periods prior to their inception date on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder High-Yield Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception date on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder High-Yield Tax-Free Fund during such periods and have been adjusted to reflect the higher gross annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in mutual funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder High-Yield Tax-Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High-Yield Tax-Free Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Lead Portfolio Manager Philip G. Condon joined the Advisor in 1983 and has had overall responsibility for the fund's day-to-day management and investment strategies since its inception in 1987. Mr. Condon began his investment career in 1978.

Portfolio Manager Rebecca L. Wilson joined the Advisor in 1986 and the fund team in 1998. Ms. Wilson began her investment career in 1986.

In the following interview, the Scudder High-Yield Tax-Free Fund management team of Lead Portfolio Manager Philip G. Condon and Portfolio Manager Rebecca L. Wilson discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the bond market and municipal bonds, in particular, perform over the past year?

A: Municipal bonds showed their strength over the last year, as investors sought refuge from stormier weather among equity and lower-quality bond securities. Tax-free bonds outperformed equities and high-yield bonds in the year ended May 31, 2002. U.S. government bonds and higher-quality corporate issues slightly outperformed municipal bonds on a pretax basis. The success of taxable government and tax-free issues was, in part, due to investors' flight to quality during last year's recession as well as for a time after September 11.

Municipal bonds delivered strong results (One-year period ended May 31, 2002)
Lehman Brothers Municipal Bond Index	6.50%
Lehman Brothers Aggregate Bond Index	8.10%
JPMorgan Global High Yield Bond Index	3.50%
S&P 500	-13.87%

The Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
The Lehman Brothers Aggregate Bond index is a total return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.
The JPMorgan Global High Yield Bond Index is an unmanaged pool of bonds with ratings of Baa3 or below by Moody's Investors Service, Inc. and/or ratings of BBB- or below by Standard & Poor's Corporation. Issues must be greater than or equal to $75 million in size and greater than one year in maturity.
The S&P 500 index is an unmanaged index widely regarded as representative of the equity market in general.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did Scudder High-Yield Tax-Free Fund perform during the fiscal year ended May 31, 2002, and how did the fund's positioning affect its performance?

A: Scudder High-Yield Tax-Free Fund delivered strong relative and absolute returns during the period.

The fund rose 6.97 percent (Class A shares, unadjusted for sales charge), versus its typical peer in the Lipper High Yield Municipal Debt Funds category, which gained 5.19 percent. It also outperformed the unmanaged Lehman Brothers Municipal Bond Index by 47 basis points, or 0.47 percentage points. (One basis point is equal to a hundredth of a percent.)

Early in the period, the fund's focus on bonds with solid call protection aided performance. Some municipal bonds, just like a home mortgage, can be paid off early, or "called." As lending rates have gone down, many municipal borrowers pay off their loans so they can borrow at the lower rates. If you own the bond, your bond gets paid off early. Reinvesting the proceeds usually means owning other municipal bonds at the lower rates. We emphasize "call-protected" bonds in the portfolio. Municipal borrowers can't pay off call-protected bonds for a number of years. As borrowing rates have done down, other investors have been willing to bid a higher price to buy these bonds, to get the higher interest rates and the call protection, so, overall returns on our call-protected bonds have gone up.

Overall, the fund did benefit from the steepened yield curve. Also, the fund's stake in premium-coupon bonds boosted results. Premium-coupon issues have a higher coupon and therefore may have less price volatility in down markets than bonds with lower coupons.

Moreover, the fund's long-term results have been strong. The fund's Class S shares ranked 8, 1, 1 and 1 for the one-, three-, five- and 10-year periods, respectively, in the Lipper High Yield Municipal Debt Funds category as of May 31, 2002.1 For each of these time periods, there were 75, 58, 44 and 16 funds, respectively. The fund's Class A shares ranked 9 among the 75 funds in its category for the one-year period. (Please see the performance summary on page 4 for standardized return figures for each time period.)

1 Source: Lipper, Inc. Ranking is based on the fund's total return during the periods cited. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results. Rankings for other share classes may vary.

Q: How did the yield curve react during the period?

A: Over the last year, we generally saw the municipal bond yield curve become steeper. The shorter-term portion of the yield curve, in particular, became steeper, while intermediate- and long-term portions saw less of a change. However, on a month-to-month basis, the yield curve has oscillated, at times steepening and at other times flattening. Still, on a historical basis, the yield curve remains steep.

Specifically, as of May 31, 2001, the difference in yield between a one-year AAA-rated municipal bond and a 30-year AAA-rated municipal bond was 254 basis points (or 2.54 percentage points). The difference between those maturities had increased to 342 basis points (or 3.42 percentage points) as of May 31, 2002. The yields on individual 10-year AAA-rated municipal bonds generally declined overall in the past year, however. A 10-year AAA-rated municipal bond yielded 4.16 percent as of May 31, 2002 - 25 basis points less than the 4.41 percent it was yielding as of May 31, 2001.2

2 Source: Municipal Market Data
Municipal bond yield curve

Maturity

Source: Municipal Market Data

Past performance is no guarantee of future results.

Q: How are you positioning Scudder High-Yield Tax-Free Fund for the road ahead?

A: In recent months, we have seen better value in longer-term intermediate issues as the municipal bond yield curve has steepened, particularly among intermediate- to long-term maturities. (Intermediate issues generally have maturities in the range of 8 to 20 years.) In response, we have begun to extend into municipal bonds with slightly longer maturities, while keeping the fund's duration neutral. Should the yield curve flatten, we would expect longer-term maturities to perform better on a relative value basis than shorter-term maturities. Our stake in nonrated bonds and those rated BB or below has stayed fairly constant over the course of the period. We believe that high-yield issues are selling at a fair value now and remain attractive.

Q: What's your outlook for the municipal bond market over the course of the next six months?

A: We remain positive about the prospects for the municipal bond market. However, some states have had their credit ratings downgraded by rating agencies, as tax receipts decreased following the recent economic downturn. In certain cases, that drop in tax revenue has left states with gaps between their budgeted expenses and revenues. As a result, we plan to focus on adding to our stake in essential service bonds, which include debt that funds water departments, transportation systems and sewer systems, since these bonds typically have more stable revenue streams than a state's general obligation debt.

Further, we believe the best opportunities for value are in intermediate-term bonds with slightly longer maturities, such as 15- to 20-year securities. We expect continued investor interest in fixed-income securities as investors examine their asset allocation and possibly determine that they still have outsized portions of their portfolios in equities. Such reallocation would bode well for the bond market. Further, bond investments relative to the inflation rate remain appealing. The market is not forecasting a drastic increase in inflation yet, and therefore, we expect bonds to remain an attractive part of a well-balanced portfolio. In addition, we believe tax-free bonds continue to remain attractive on an after-tax basis versus U.S. Treasury bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2002

Portfolio Composition	5/31/02	5/31/01

Revenue Bonds	68%	70%
General Obligation Bonds	13%	8%
ETM/Prerefunded	12%	16%
Lease Obligations	4%	4%
Other	3%	2%
	100%	100%

Quality	5/31/02	5/31/01

AAA	35%	33%
AA	6%	6%
A	11%	13%
BBB	16%	17%
B	4%	-
Not Rated	28%	31%
	100%	100%

Effective Maturity	5/31/02	5/31/01

Less than 1 year	6%	4%
1 < 5 years	8%	16%
5 < 8 years	12%	8%
8 < 15 years	51%	46%
Greater than 15 years	23%	26%
	100%	100%

Top Five State Allocations	5/31/02	5/31/01

California	11%	12%
Texas	10%	11%
Washington	7%	5%
Massachusetts	7%	5%
Pennsylvania	5%	7%

Weighted average effective maturity: 11.94 years and 11.80 years, respectively.

Portfolio Composition, Quality, Effective Maturity and State Allocations are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002

	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 98.4%
Alabama 0.5%
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	3,700,000	3,679,835
Alaska 1.0%
North Slope Borough, AK, Other GO, Zero Coupon, Series B, 6/30/2005 (b)	7,600,000	6,916,456
Arizona 1.1%
Arizona, Water & Sewer Revenue, Water Infrastructure Finance Authority, Series A, 5.375%, 10/1/2013	3,625,000	3,929,029
McDowell Mountain Ranch, AZ, Communities Facilities District, Prerefunded, 8.25%, 7/15/2019	3,000,000	3,413,250
		7,342,279
California 10.6%
California, Multi Family Housing Revenue, Community Development Authority, Irvine Apartment Communities, Series A-4, 5.25%, 5/15/2025	1,750,000	1,778,140
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency: Series A, Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2010, ETM	7,000,000	7,218,330
Series A, Prerefunded, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2011	4,415,000	4,627,450
Series A, Prerefunded, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2012	6,000,000	6,288,720
Series A, Prerefunded, Step-up Coupon, 0% to 1/1/2005, 7.15% to 1/1/2014	2,875,000	3,019,181
Long Beach, CA, Sales & Special Tax Revenue, Aquarium of the Pacific Project, Series A, Prerefunded, 6.1%, 7/1/2010	4,500,000	5,021,775
Los Angeles County, County (GO) Lease, Certificate of Participation, Marina Del Rey, Series A, 6.25%, 7/1/2003	1,235,000	1,261,244
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, Series C, 7.5%, 12/1/2024	6,035,000	5,888,048
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, Series A, AMT, 7.375%, 9/1/2027	1,000,000	1,032,520
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	4,000,000	3,956,680
San Francisco, CA, Hospital & Healthcare Revenue, Coventry Park Project, Series A, AMT, 8.5%, 12/1/2026	2,000,000	1,669,180
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency:
Prerefunded, 7.6%, 1/1/2011	5,000,000	6,198,800
Prerefunded, 7.65%, 1/1/2012	15,000,000	18,634,500
Prerefunded, 7.65%, 1/1/2013	4,000,000	4,969,200
		71,563,768
Colorado 3.9%
Colorado, Hospital & Healthcare Revenue, Health Facilities Authority, Hospital-Portercare Adventist Health, 6.625%, 11/15/2026	2,000,000	2,111,680
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	2,500,000	2,561,300
Denver, CO, Airport Revenue:
Series A, AMT, Zero Coupon, 11/15/2003	3,050,000	2,908,633
Series A, AMT, Zero Coupon, 11/15/2004	3,130,000	2,868,332
Series A, AMT, Zero Coupon, 11/15/2005	1,855,000	1,614,611
Series D, 7.75%, 11/15/2013	9,775,000	11,788,064
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	2,500,000	2,669,850
		26,522,470
Connecticut 2.2%
Connecticut, Senior Care Revenue, State Health and Education Facilities Authority, Edgehill Project, Series A, Prerefunded, 6.875%, 7/1/2017	4,500,000	5,032,215
Mashantucket, CT, Project Revenue, Western Pequot Tribe:
Series A, Prerefunded, 6.4%, 9/1/2011	1,490,000	1,726,955
Series B, Zero Coupon, 9/1/2010	2,000,000	1,281,380
Series B, Zero Coupon, 9/1/2011	2,000,000	1,197,780
Series B, Zero Coupon, 9/1/2012	2,000,000	1,120,840
Series B, Zero Coupon, 9/1/2013	2,000,000	1,044,320
Series B, Zero Coupon, 9/1/2014	2,000,000	971,740
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe:
Series A, 6.4%, 9/1/2011	1,510,000	1,608,392
Series B, 5.7%, 9/1/2012	1,000,000	1,026,750
		15,010,372
District of Columbia 2.3%
District of Columbia, Hospital and Healthcare Revenue, Washington Hospital Center, Series A, Prerefunded, 7.125%, 8/15/2019	3,000,000	3,092,880
District of Columbia, Core City (GO) Leases, Certificate of Participation, 7.3%, 1/1/2013	4,650,000	4,803,125
District of Columbia, Higher Education Revenue, American College of Obstetricians, 4.75%, 8/15/2018 (b)	500,000	483,765
District of Columbia, Water & Sewer Revenue, Water and Sewer Authority, Inverse Floating Rate Note, Rites-PA:
Series 612A, 10.31%, 10/1/2014** (b)	4,220,000	5,377,630
Series 612B, 10.33%, 10/1/2016** (b)	1,155,000	1,464,170
		15,221,570
Florida 2.7%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	980,000	982,656
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	7,000,000	7,024,150
Highlands County, Hospital & Healthcare Revenue, Health Facilities Authority, Adventist Hospital, Series A, 6.0%, 11/15/2031	1,000,000	1,009,530
Hillsborough County, Hospital & Healthcare Revenue, Industrial Development Revenue, University Community Hospital Project: Series A, 5.625%, 8/15/2019	3,425,000	3,311,153
Series A, 5.625%, 8/15/2023	3,320,000	3,154,232
Indian Trace, FL, Special Assessment Revenue, Community Development District, Water Management, Series B, 8.25%, 5/1/2005	925,000	962,703
Palm Beach County, Hospital & Healthcare Revenue, Health Facilities Authority, 5.125%, 11/15/2029	2,000,000	1,811,820
		18,256,244
Georgia 1.6%
Americus-Sumter County, Hospital & Healthcare Revenue, Hospital Authority, Series A, 6.375%, 5/15/2029	3,000,000	2,687,640
Athens-Clarke County, Senior Care Revenue, Wesley Woods, 6.35%, 10/1/2017	1,575,000	1,431,360
Coweta County, Senior Care Revenue, Residential Care Facilities for the Elderly Authority, Wesley Woods, Series A, 8.25%, 10/1/2026	1,000,000	1,061,690
Georgia, Electric Revenue, Municipal Electric Authority:
Series Z, ETM, 5.5%, 1/1/2012	1,295,000	1,401,669
Series Z, ETM, 5.5%, 1/1/2012	80,000	87,842
Rockdale County, Resource Recovery Revenue, Development Authority, Visy Paper, Inc. Project, AMT, 7.4%, 1/1/2016	4,215,000	4,264,189
		10,934,390
Illinois 2.4%
Chicago, IL, Airport Revenue, O'Hare International Airport, United Airlines, Inc. Project, Series A, 5.35%, 9/1/2016	2,750,000	1,445,868
Hoffman Estates, IL, Sales & Special Tax Revenue, Zero Coupon, 5/15/2006	4,000,000	3,451,960
Illinois, Hospital & Healthcare Revenue, Development Finance Authority, Adventist Health System, 5.50%, 11/15/2029	5,000,000	4,643,200
Kane County, School District GO, School District Number 129 Aurora West Side, Series A, 5.75%, 2/1/2018 (b)	4,370,000	4,707,014
Winnebago County, School District GO, School District No. 122, 6.45%, 6/1/2008 (b)	1,500,000	1,711,575
		15,959,617
Indiana 0.8%
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,000,000	1,664,660
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	2,300,000	2,046,379
Indianapolis, IN, Senior Care Revenue, Industrial Economic Development, 7.625%, 10/1/2022	1,500,000	1,527,720
		5,238,759
Iowa 0.8%
Iowa, Senior Care Revenue, Financial Authority Retirement Community, Wesley Retirement Services, Inc. Project, 6.1%, 6/1/2024	2,250,000	2,064,398
Wapello County, Hospital & Healthcare Revenue, Ottumwa Regional Health Center Project, 6.375%, 10/1/2031	3,000,000	2,995,710
		5,060,108
Kansas 2.1%
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	1,000,000	967,160
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	8,000,000	8,179,360
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,288,963
Series 3, 5.625%, 11/15/2031	3,750,000	3,744,525
		14,180,008
Kentucky 1.4%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	5,500,000	5,649,435
Kentucky, Transportation/Tolls Revenue, State Turnpike Authority, Revitalization Project, Series A, 5.5%, 7/1/2014 (b)	3,210,000	3,523,842
		9,173,277
Maine 0.1%
Maine, Senior Care Revenue, Huntington Common Project, Series A, 7.5%, 9/1/2027	1,000,000	811,870
Maryland 2.9%
Anne Arundel County, County GO, National Business Park Project, 7.375%, 7/1/2028	2,000,000	2,139,260
Maryland, Higher Education Revenue, Collegiate Housing Foundation, Series A, 5.75%, 6/1/2031	1,000,000	997,900
Maryland, Higher Education Revenue, Health & Higher Education Facilities Authority, Collington Episcopal, 6.75%, 4/1/2023	2,000,000	2,007,820
Maryland, Hospital & Healthcare Revenue, Health & Higher Educational Facilities Authority, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,701,550
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	12,000,000	11,486,280
		19,332,810
Massachusetts 6.7%
Boston, MA, Project Revenue, Industrial Development Finance Authority, Springhouse Project, Prerefunded, 9.25%, 7/1/2025	1,350,000	1,624,415
Massachusetts, Hospital and Healthcare Revenue, Health & Educational Facilities Authority, Cooley Dickson Hospital, Inc., Series A, Prerefunded, 7.125%, 11/15/2018	1,670,000	1,777,932
Massachusetts, Electric Revenue, Electric Company Power Supply System, Inverse Floating Rate Note, 17.71%, 6/1/2015**	5,392,500	6,509,729
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	4,000,000	4,090,240
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,153,396
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, South Shore Hospital:
Series F, 5.625%, 7/1/2019	1,000,000	1,004,180
Series F, 5.75%, 7/1/2029	4,000,000	3,975,320
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,000,000	3,855,720
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	2,000,000	2,044,620
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofil Association, Inc., 9.0%, 9/1/2005 (c)	1,680,000	1,719,631
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Edgewood Retirement Community, Series A, Prerefunded, 9.0%, 11/15/2025	1,000,000	1,219,250
Massachusetts, State GO, Rites-PA 647, Inverse Floating Rate Note, 10.476%, 11/1/2010**	8,000,000	10,236,480
Massachusetts, State GO, Series A, Inverse Floating Rate Note, 9.17%, 12/1/2016**	5,000,000	5,666,400
		44,877,313
Michigan 2.6%
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,020,316
Zero Coupon, 7/1/2012	3,150,000	1,905,057
Detroit, MI, School District GO:
Series A, 5.5%, 5/1/2016 (b)	1,500,000	1,607,085
Series A, 5.5%, 5/1/2018 (b)	1,565,000	1,658,806
Series A, 5.5%, 5/1/2019 (b)	1,200,000	1,264,164
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,005,440
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Genesys Health System, Series A, Prerefunded, 7.5%, 10/1/2027	2,000,000	2,298,440
Michigan, Senior Care Revenue, Strategic Fund Limited, 5.75%, 11/15/2018	1,500,000	1,411,800
Michigan, State Agency (GO) Lease Rites-PA 889R, Building Authority, Inverse Floating Rate Note, Series B, 9.32%, 4/15/2009**	1,145,000	1,315,697
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,106,420
		17,593,225
Mississippi 0.2%
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,700,000	1,682,235
Missouri 4.3%
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, 8.5%, 8/15/2030	6,995,000	7,259,131
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, 9.0%, 8/15/2030	3,280,000	3,400,999
Missouri, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	7,600,000	8,330,436
St. Louis, MO, Industrial Development Revenue, St. Louis Convention, Series A, AMT, 7.25%, 12/15/2035	10,000,000	10,058,700
		29,049,266
Nevada 2.3%
Clark County, County GO, 5.5%, 6/1/2015 (b)	5,000,000	5,349,500
Henderson, NV, Hospital & Healthcare Revenue, Catholic Healthcare West, 5.375%, 7/1/2026	5,000,000	4,413,550
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	6,000,000	5,757,240
		15,520,290
New Hampshire 1.5%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	2,000,000	2,088,020
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,414,641
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	2,535,000	2,386,373
5.625%, 7/1/2018	1,615,000	1,362,640
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Riverwoods at Exeter:
Series A, 6.375%, 3/1/2013	725,000	731,032
Series A, 6.5%, 3/1/2023	1,000,000	986,430
		9,969,136
New Jersey 2.8%
New Jersey, Muti-Family Housing Revenue, Economic Development Authority, United Methodist Homes, Prerefunded, 7.5%, 7/1/2025	1,000,000	1,148,990
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,302,293
New Jersey, State Agency (GO) Lease, Certificate of Participation, Transportation Corp., Inverse Floating Rate Note, Series 16, 9.80%, 9/15/2010** (b)	8,250,000	10,037,528
New Jersey, Transportation/Tolls Revenue, Turnpike Authority, Inverse Floating Rate Note, Series R-20, 9.90%, 1/1/2010** (b)	5,000,000	6,158,900
		18,647,711
New Mexico 0.7%
Farmington, NM, Pollution Control Revenue, 5.8%, 4/1/2022	5,000,000	4,882,750
New York 4.3%
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	1,000,000	1,016,720
Glen Cove, NY, Senior Care Revenue, Housing Authority, The Mayfair at Glen Cove, AMT, 8.25%, 10/1/2026	1,500,000	1,608,060
Islip, NY, Higher Education Revenue, Community Development Agency, Institute of Technology, Prerefunded, 7.5%, 3/1/2026	2,500,000	2,955,975
New York, State Agency (GO) Lease, Metropolitan Transportation Authority, Series O, 5.75%, 7/1/2013	2,750,000	3,086,903
New York, State Agency (REV) Lease, Dormitory Authority, Inverse Floating Rate Note, Series 310, 10.59%, 2/15/2010** (b)	4,250,000	5,523,598
New York, Transportation/Tolls Revenue, Inverse Floating Rate Note, 11.0%, 11/15/2016**	5,000,000	5,787,500
New York, NY, Core City GO, Series A, 7.0%, 8/1/2007	5,000,000	5,756,550
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 5.5%, 2/1/2016	2,000,000	2,143,100
Orange County, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	1,053,800
		28,932,206
North Carolina 0.5%
Charlotte, NC, Airport Revenue, Douglas International Airport, US Airways, Inc., AMT, 7.75%, 2/1/2028	1,700,000	935,000
North Carolina, Electric Revenue, Municipal Power Agency, Series B, 6.375%, 1/1/2013	2,075,000	2,235,398
		3,170,398
North Dakota 0.6%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,750,000	3,993,863
Ohio 2.0%
Franklin County, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, 7.125%, 7/1/2029	1,000,000	993,390
Lorain County, Hospital & Healthcare Revenue, Catholic Health Care Partners, Series A, 5.25%, 10/1/2033	3,000,000	2,860,350
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	5,860,000	6,402,636
Ohio, Transportation/Tolls Revenue, Turnpike Authority, Series B, 5.5%, 2/15/2013 (b)	3,000,000	3,293,910
		13,550,286
Oregon 0.3%
Clackamas County, Hospital & Healthcare Revenue, Hospital Facilities Authority, Legacy Health System, 5.25%, 5/1/2021	2,000,000	1,996,340
Pennsylvania 4.8%
Allegheny County, Hospital & Healthcare Revenue, Hospital Development Authority, West Pennsylvania Allegheny Health Services: Series B, 9.25%, 11/15/2022	2,000,000	2,155,320
Series B, 9.25%, 11/15/2030	4,630,000	4,966,647
Blair County, Industrial Development Revenue, Industrial Development Authority, Village at Penn State Project, Series A, 7.0%, 1/1/2034	1,000,000	994,870
Delaware County, Project Revenue, Authority First Management, White Horse Village Project, Series A, 7.625%, 7/1/2030	1,000,000	1,026,820
Delaware County, Senior Care Revenue, Authority First Management, White Horse Village Project:
Series A, 6.7%, 7/1/2007	1,000,000	1,021,750
Series A, 7.5%, 7/1/2018	2,000,000	2,047,680
Montgomery County, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	3,125,000	3,075,094
Montgomery County, Senior Care Revenue, Industrial Development Authority, Retirement-Life Communities, 5.25%, 11/15/2028	4,000,000	3,727,120
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, Series A, AMT, 6.125%, 11/1/2021	700,000	696,500
Pennsylvania, State Higher Education Facilities, Authority Revenue, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,103,814
Philadelphia, PA, Industrial Development Revenue, Industrial Development Authority, Series A, 6.5%, 10/1/2027	4,500,000	4,482,405
Westmoreland County, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	3,000,000	3,139,440
		32,437,460
South Carolina 2.5%
Berkeley County, County GO, School District, 5.5%, 1/15/2017 (b)	8,970,000	9,605,704
Greenwood County, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,429,680
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, 7.375%, 12/15/2021	3,500,000	3,795,120
South Carolina, Project Revenue, Jobs Economic Development Authority, Myrtle Beach Convention, Series A, 6.625%, 4/1/2036	2,000,000	2,011,560
		16,842,064
South Dakota 0.3%
South Dakota, Electric Revenue, Health & Educational Facilities Authority, Prairie Lakes Health Care System:
Prerefunded, 7.125%, 4/1/2010	680,000	722,452
Prerefunded, 7.25%, 4/1/2022	680,000	723,153
South Dakota, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Prairie Lakes Health Care System:
7.125%, 4/1/2010	320,000	330,893
7.25%, 4/1/2022	320,000	328,995
		2,105,493
Tennessee 2.5%
Elizabethton, TN, Hospital & Healthcare Revenue, Health and Educational Facilities Board, Series B, 8.0%, 7/1/2033	3,000,000	3,345,120
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	5,000,000	5,313,100
Knox County, Hospital & Healthcare Revenue, Health Education & Housing Facilities Board, 6.5%, 4/15/2031	3,000,000	3,004,350
Shelby County, Hospital & Healthcare Revenue, Health Education & Housing Facilities Board, 6.5%, 9/1/2026	5,000,000	5,121,450
		16,784,020
Texas 10.0%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	3,000,000	2,564,280
Arlington, TX, School District GO, Independent School District, 5.0%, 2/15/2024	7,000,000	6,796,440
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	5,000,000	4,493,100
Bexar County, Single Family Housing Revenue, Housing Finance Corp., Series A, AMT, 8.2%, 4/1/2022	453,000	453,720
Dallas-Fort Worth, TX, Airport Revenue, American Airlines, Inc., AMT, 6.375%, 5/1/2035	5,000,000	3,968,050
Harris County, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare, Series A, 6.375%, 6/1/2029	4,460,000	4,654,278
Hidalgo County, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	2,500,000	2,505,925
Houston, TX, Airport Revenue, Special Facilities, Continental Airlines, Inc.: Series C, AMT, 6.125%, 7/15/2027	2,900,000	2,395,400
Series E, AMT, 6.75%, 7/1/2029	7,000,000	6,357,330
Jefferson County, County GO:
5.75%, 8/1/2015 (b)	3,075,000	3,386,959
5.75%, 8/1/2017 (b)	1,185,000	1,291,069
Lubbock, TX, Senior Care Revenue, Health Facilities Development Corp., Carillon Project, Series A, 6.5%, 7/1/2019	3,000,000	2,811,960
Magnolia, TX, School District GO, Independent School District, 5.0%, 8/15/2017	2,400,000	2,428,056
Plano, TX, School District GO, Independent School District, 5.375%, 2/15/2016	5,000,000	5,247,600
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, 5.625%, 12/1/2028	1,250,000	1,196,963
Tarrant County, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	2,500,000	2,626,575
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,088,500
Tom Green County, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,001,490
Travis County, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, 6.25%, 11/15/2015	10,000,000	10,966,400
		67,234,095
Utah 0.3%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.65%, 2/15/2012	2,000,000	2,273,740
Vermont 0.1%
Vermont, Multi Family Housing Revenue, Housing Finance Agency, Northgate Project, 8.25%, 6/15/2020 (c)	960,000	992,141
Virgin Islands 1.0%
Virgin Islands, Public Financial Authority, Series A, Prerefunded, 7.25%, 10/1/2018	6,500,000	6,753,045
Virginia 1.2%
Fairfax County, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	3,000,000	3,116,970
Pittsylvania County, Industrial Development Revenue, Industrial Development Authority, Multitrade of Pittsylvania:
Series A, AMT, 7.45%, 1/1/2009	1,500,000	1,491,960
Series A, AMT, 7.5%, 1/1/2014	3,500,000	3,430,140
		8,039,070
Washington 6.8%
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (b)	4,885,000	5,470,956
Seattle, WA, Airport Revenue, Northwest Airlines Project, AMT, 7.25%, 4/1/2030	2,800,000	2,604,728
Tacoma, WA, Electric Revenue, Series A, 5.75%, 1/1/2016 (b)	5,000,000	5,432,050
Washington, Electric Revenue, Energy Northeast Electric, Series A, 5.75%, 7/1/2018 (b)	3,500,000	3,764,635
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Inverse Floating Rate Note, 6.52%, 7/1/2012**	3,000,000	3,426,090
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,084,100
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	10,000,000	11,502,700
Washington, Electric Revenue, Inverse Floating Rate Note, Rites-PA, 9.05%, 7/1/2015**	6,250,000	6,946,563
Whatcom County, School District GO, Washington School District No. 503, 5.5%, 12/1/2014 (b)	3,375,000	3,629,509
		45,861,331
West Virginia 0.8%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Area Medical Center, Series A, 6.75%, 9/1/2030	5,000,000	5,348,700
Wisconsin 2.9%
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,500,000	5,950,035
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Froedert and Community Health, 5.375%, 10/1/2030	2,750,000	2,568,253
Wisconsin, Senior Care Revenue, Health & Educational Facilities Authority, National Regency of New Berlin Project, 8.0%, 8/15/2025	1,450,000	1,512,176
Wisconsin, State GO, Series 1, 5.5%, 5/1/2014 (b)	8,410,000	9,215,418
		19,245,882
Total Long-Term Municipal Investments (Cost $622,318,231)		662,985,893

Short-Term Municipal Investments 1.6%*
Illinois 0.3%
Chicago, IL, Airport Revenue, O'Hare International Airport, American Airlines, Inc. Project, Series B, 1.6%, 12/1/2017	2,000,000	2,000,000
Louisiana 0.3%
Louisiana, Port Authority Revenue, Offshore Term Authority Deepwater Port, 1.6%, 9/1/2006	2,000,000	2,000,000
Montana 0.3%
Forsyth, MT, Industrial Development Revenue, Pacificorp Project, Pollution Control, 1.7%, 1/1/2018	2,000,000	2,000,000
New York 0.1%
New York, NY, Series B2, 1.55%, 8/15/2009 (b)	900,000	900,000
Pennsylvania 0.1%
Philadelphia, PA, Hospital & Healthcare Revenue, Hospital & Higher Educational Facilities Authority, 1.55%, 3/1/2027	600,000	600,000
Utah 0.1%
Salt Lake City, UT, Pollution Control Revenue, British Petroleum Station Project, Series B, 1.55%, 8/1/2007	1,000,000	1,000,000
Wyoming 0.4%
Platte County, Pollution Control, Series A, 1.7%, 7/1/2014	2,500,000	2,500,000
Total Short-Term Municipal Investments (Cost $11,000,000)		11,000,000
Total Investment Portfolio - 100.0% (Cost $633,318,231) (a)		673,985,893

* Variable rate demand notes are securities whose interest rates are periodically reset at market levels. These securities are often payable on demand and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These securities are shown at their current rate as of May 31, 2002.
** Inverse floating rate notes are derivative debt instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, aggregating 9.8% of net assets, are shown at their rate as of May 31, 2002.
(a) The cost for federal income tax purposes was $632,908,648. At May 31, 2002, net unrealized appreciation for all securities based on tax cost was $41,077,245. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $46,595,211 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,517,966.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA or MBIA.
(c) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at May 31, 2002 amounted to $2,711,772, which represents 0.39% of net assets. Information concerning such restricted securities at May 31, 2002 is as follows:
Security	Acquisition Date	Cost ($)
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofil Association, Inc.	12/30/1994	1,680,000
Vermont Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project	12/22/1989	937,850

Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.
AMT: Subject to alternative minimum tax
ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002
Assets
Investments in securities, at value (cost $633,318,231)	$ 673,985,893
Cash	251,588
Receivable for investments sold	46,629,153
Interest receivable	12,223,420
Receivable for Fund shares sold	2,535,403
Other receivable	192,000
Total assets	735,817,457
Liabilities
Payable for investments purchased	35,564,051
Dividends payable	408,396
Payable for Fund shares redeemed	323,743
Accrued management fee	366,528
Other accrued expenses and payables	125,903
Total liabilities	36,788,621
Net assets, at value	$ 699,028,836
Net Assets
Net assets consist of: Undistributed net investment income	123,741
Net unrealized appreciation (depreciation) on: Investments	40,667,662
Other receivable	192,000
Accumulated net realized gain (loss)	(17,877,119)
Paid-in capital	675,922,552
Net assets, at value	$ 699,028,836

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($18,347,593 / 1,461,025 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.56
Class S Net Asset Value, offering and redemption price per share ($575,922,744 / 45,854,415 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.56
Class A Net Asset Value and redemption price per share ($61,669,566 / 4,913,912 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.55
Maximum offering price per share (100 / 95.5 of $12.55)	$ 13.14
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($26,805,764 / 2,135,037 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.56
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($16,283,169 / 1,296,398 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2002
Investment Income
Income: Interest	$ 39,396,946
Expenses: Management fee	3,876,609
Administrative fee	971,217
Distribution service fees	390,460
Trustees' fees and expenses	14,160
Other	26,607
Total expenses, before expense reductions	5,279,053
Expense reductions	(180,415)
Total expenses, after expense reductions	5,098,638
Net investment income	34,298,308
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	569,302
Futures	733,393
Forward commitments	(282,700)
1,019,995
Net unrealized appreciation (depreciation) during the period on: Investments	6,585,578
Other receivable	(348,000)
Futures	132,450
6,370,028
Net gain (loss) on investment transactions	7,390,023
Net increase (decrease) in net assets resulting from operations	$ 41,688,331

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2002	2001
Operations: Net investment income	$ 34,298,308	$ 27,811,035
Net realized gain (loss) on investment transactions	1,019,995	(7,365,059)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,370,028	27,554,467
Net increase (decrease) in net assets resulting from operations	41,688,331	48,000,443
Distributions to shareholders from: Net investment income: Class AARP	(617,467)	(52,151)
Class S	(29,877,232)	(26,897,738)
Class A	(2,243,937)	(602,732)
Class B	(815,991)	(140,916)
Class C	(523,269)	(117,498)
Fund share transactions: Proceeds from shares sold	275,765,642	247,176,555
Reinvestment of distributions	19,890,315	16,265,071
Cost of shares redeemed	(159,667,809)	(165,135,800)
Net increase (decrease) in net assets from Fund share transactions	135,988,148	98,305,826
Increase (decrease) in net assets	143,598,583	118,495,234
Net assets at beginning of period	555,430,253	436,935,019
Net assets at end of period (including undistributed net investment income of $123,741 at May 31, 2002)	$ 699,028,836	$ 555,430,253

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2002[e]	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.39	$ 11.86	$ 12.02
Income (loss) from investment operations: Net investment income	.69	.70	.06
Net realized and unrealized gain (loss) on investment transactions	.16	.53	(.16)
Total from investment operations	.85	1.23	(.10)
Less distributions from: Net investment income	(.69)	(.70)	(.06)
Net asset value, end of period	$ 12.55	$ 12.39	$ 11.86
Total Return (%)[b,c]	6.97	10.44	(.77)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	24.20
Ratio of expenses before expense reductions (%)	1.05	1.13[d]	.11**
Ratio of expenses after expense reductions (%)	.80	.80[d]	.07**
Ratio of net investment income (%)	5.47	5.69	.52**
Portfolio turnover rate (%)	21	12	62
[a] For the period from May 1, 2000 (commencement of sales of Class A shares) to May 31, 2000.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.11% and .80%, respectively.
[e] As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.44% to 5.47%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
** Not annualized

Class B
Years Ended May 31,	2002[e]	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.40	$ 11.86	$ 12.02
Income (loss) from investment operations: Net investment income	.59	.60	.05
Net realized and unrealized gain (loss) on investment transactions	.16	.54	(.16)
Total from investment operations	.75	1.14	(.11)
Less distributions from: Net investment income	(.59)	(.60)	(.05)
Net asset value, end of period	$ 12.56	$ 12.40	$ 11.86
Total Return (%)[b,c]	6.14	9.74	(.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	8.20
Ratio of expenses before expense reductions (%)	1.85	2.04[d]	.19**
Ratio of expenses after expense reductions (%)	1.60	1.60[d]	.14**
Ratio of net investment income (%)	4.67	4.88	.45**
Portfolio turnover rate (%)	21	12	62
[a] For the period from May 1, 2000 (commencement of sales of Class B shares) to May 31, 2000.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.99% and 1.60%, respectively.
[e] As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.64% to 4.67%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
** Not annualized

Class C
Years Ended May 31,	2002[e]	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.40	$ 11.86	$ 12.02
Income (loss) from investment operations: Net investment income	.59	.60	.05
Net realized and unrealized gain (loss) on investment transactions	.16	.54	(.16)
Total from investment operations	.75	1.14	(.11)
Less distributions from: Net investment income	(.59)	(.60)	(.05)
Net asset value, end of period	$ 12.56	$ 12.40	$ 11.86
Total Return (%)[b,c]	6.16	9.68	(.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	6.04
Ratio of expenses before expense reductions (%)	1.82	1.91[d]	.20**
Ratio of expenses after expense reductions (%)	1.58	1.58[d]	.14**
Ratio of net investment income (%)	4.69	4.91	.45**
Portfolio turnover rate (%)	21	12	62
[a] For the period from May 1, 2000 (commencement of sales of Class C shares) to May 31, 2000.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.86% and 1.58%, respectively.
[e] As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.66% to 4.69%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High-Yield Tax-Free Fund (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B, and C shares is provided separately and is available upon request.Certain detailed financial information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Commitment Agreements. A Municipal Market Data ("MMD") forward commitment agreement is a commitment to pay or receive at the termination date the spread between a fixed rate and a spot rate on the MMD AAA yield curve. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their agreement and from unanticipated changes in the interest rates on which the agreement is based. The Fund also bears the risk of limited liquidity prior to the termination. MMD forward commitments are valued daily and the change in values is recorded by the Fund as unrealized appreciation or depreciation on forward commitments. Upon the termination date, a cash payment is made based on the spread between the fixed rate and the spot rate and the Fund will realize a gain or loss upon the cash payment received or paid.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $14,200,000, which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until May 31, 2005 ($3,900,000), May 31, 2008 ($2,700,000), May 31, 2009 ($3,100,000) and May 31, 2010 ($4,500,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2002, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carry forwards	$ 14,200,000
Unrealized appreciation (depreciation) on investments	$ 41,077,245

In addition, during the year ended May 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 34,077,896

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

At May 31, 2002, the other receivable of $192,000 (0.03% of net assets) has been valued in good faith as determined in accordance with procedures approved by the Trustees.

B. Purchases and Sales of Securities

During the year ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $252,973,153 and $130,769,808, respectively.

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% of the first $300,000,000 of the Fund's average daily net assets, 0.60% on the next $200,000,000 of such net assets, and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.15%, 0.175%, 0.225% and 0.200% of average daily net assets for Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S and AARP shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2002
Class S	$ 820,335	$ 78,325
Class AARP	16,920	2,178
Class A	72,076	8,918
Class B	39,468	5,044
Class C	22,418	2,715
	$ 971,217	$ 97,180

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2002
Class B	$ 131,557	$ 18,059
Class C	84,064	10,242
	$ 215,621	$ 28,301

Effective October 1, 2001, in accordance with an amended and restated Distribution Service Agreement under the 1940 Act, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended May 31, 2002, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of the Class A, B and C shares at no more than 0.80%, 1.60% and 1.58%, respectively, of average daily net assets. For the year ended May 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Fee Waived
Class A	$ 102,966	$ 102,966
Class B	43,852	43,852
Class C	28,021	28,021
	$ 174,839	$ 174,839

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C Shares. Underwriting commissions paid to SDI in connection with the distribution of Class A shares for the year ended May 31, 2002 aggregated $86,317.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2002, the CDSC for Class B and Class C was $29,616 and $12,009, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $5,576 for custodian credits earned.

F. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2002		Year Ended May 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,326,079	$ 16,646,882	379,577*	$ 4,710,697*
Class S	13,785,966	172,719,900	16,486,699	202,550,577
Class A	4,245,877	53,278,977	2,080,210	25,602,776
Class B	1,638,251	20,566,499	676,004	8,340,103
Class C	999,473	12,553,384	485,082	5,972,402
		$ 275,765,642		$ 247,176,555
Shares issued to shareholders in reinvestment of distributions
Class AARP	33,489	$ 419,370	2,294*	$ 28,388*
Class S	1,404,872	17,618,698	1,276,189	15,691,365
Class A	91,913	1,150,792	31,954	394,288
Class B	31,893	399,451	5,265	65,108
Class C	24,093	302,004	6,957	85,922
		$ 19,890,315		$ 16,265,071
Shares redeemed
Class AARP	(233,594)	$ (2,924,006)	(46,820)*	$ (578,498)*
Class S	(10,752,852)	(135,165,053)	(13,119,460)	(160,953,054)
Class A	(1,352,095)	(16,944,077)	(204,703)	(2,534,550)
Class B	(172,965)	(2,163,328)	(61,058)	(751,424)
Class C	(196,620)	(2,471,345)	(25,595)	(318,274)
		$ (159,667,809)		$ (165,135,800)
Net increase (decrease)
Class AARP	1,125,974	$ 14,142,246	335,051*	$ 4,160,587*
Class S	4,437,986	55,173,545	4,643,428	57,288,888
Class A	2,985,695	37,485,692	1,907,461	23,462,514
Class B	1,497,179	18,802,622	620,211	7,653,787
Class C	826,946	10,384,043	466,444	5,740,050
		$ 135,988,148		$ 98,305,826

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

H. Change in Accounting Principle

As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to June 1, 2001, the Fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $269,671 increase in cost of securities and a corresponding $269,671 decrease in net unrealized appreciation, based on securities held by the Fund on June 1, 2001.

The effect of this change for the year ended May 31, 2002, was to increase net investment income by $218,653, decrease unrealized appreciation by $139,912, and decrease net realized gains by $78,741. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder High-Yield Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder High-Yield Tax-Free Fund (the "Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 17, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2002, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder High Yield Tax Free Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
36,870,569	1,056,215	862,405

Trustees and Officers

The following table presents information about each Trustee of the Fund as of May 31, 2002. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	1990 to present	President, WGBH Educational Foundation	48	American Public Television;
New England Aquarium;
Becton Dickinson and Company;
Mass Corporation for Educational Telecommunications;
The A.H. Belo Company;
Committee for Economic Development;
Concord Academy;
Public Broadcasting Service;
Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1987 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	48	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	None
Keith R. Fox (48)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	April 2002 to present	Retired	63	Household International (banking and finance) (1992 to present); ISI Family of Funds (four registered investment companies) (2000 to present)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	1997 to present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay;
Sonesta International Hotels, Inc.;
Northeastern University Funds and Endowment Committee;
Connecticut College Finance Committee;
Commonwealth Institute (not-for-profit start-up for women's enterprises);
The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	April 2002 to present	Member, Fulbright & Jaworski L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (four registered investment companies)
Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Richard T. Hale[1] (56)
Trustee and Vice President	April 2002 to present	Managing Director, Deutsche Asset Management	220	None

1 Mr. Hale is considered an "interested person" because of his affiliation with the fund's investment manager.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

The following table presents information about each Officer of the Fund as of May 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of the Fund's Advisor, Deutsche Investment Management Americas Inc., or an affiliate of the Advisor.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr. (43)
President	2000 to present	Managing Director, Deutsche Asset Management
Philip G. Condon (51)
Vice President	1997 to present	Managing Director, Deutsche Asset Management
Ashton P. Goodfield (38)
Vice President	1999 to present	Senior Vice President, Deutsche Asset Management
Richard T. Hale (56)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Deutsche Asset Management
Daniel O. Hirsch (48)
Vice President and Assistant Secretary	April 2002 to present	Managing Director, Deutsche Asset Management (1998-present); prior thereto, Assistant General Counsel, Securities and Exchange Commission (1993-1998)
Gary L. French (50)
Treasurer	January 2002 to present	Managing Director, Deutsche Asset Management (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000 to present	Senior Vice President, Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997 to present	Managing Director, Deutsche Asset Management (1997 to present); prior thereto, Associate, Dechert (law firm)

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